EXHIBIT 32.2

CERTIFICATION OF THE CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C.
SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Berry Plastics Holding Corporation (the “Registrant”) on Form 10-K for the year ended September 29, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James M. Kratochvil, the Executive Vice-President, Chief Financial Officer, Treasurer and Secretary of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ James M. Kratochvil
James M. Kratochvil
Executive Vice-President, Chief Financial
Officer, Treasurer and Secretary

Date:               December 26, 2007